EXHIBIT 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in Integrated Health Services, Inc.'s Current Report on Form 8-K dated December 31, 1997 and to all references to our Firm included in the registration statement.

                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                          Arthur Andersen LLP

Albuquerque, New Mexico
March 30, 1998